Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re Akorn, Inc., et al.	Case No. (Jointly Administered):	20-11177
	Reporting Period:	August 1, 2020 - August 31, 2020

MONTHLY OPERATING REPORT

Submit copy of report to any official committee appointed in the case.

		Document	Explanation	Affidavit/Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a	X	See Attestation	X
Schedule of Professional Fees Paid	MOR-1b	X
Copies of bank statements			X
Cash disbursements journals			X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X	See Attestation	X
Copies of IRS Form 6123 or payment receipt			X
Copies of tax returns filed during reporting period			X
Summary of Unpaid Postpetition Debts	MOR-4	X	X
Listing of aged accounts payable	MOR-4	X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Duane Portwood	9/30/2020
Signature of Authorized Individual*	Date

Duane Portwood	Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

MOR	Page 1 of 12

In re Akorn, Inc., et al.	Case No. (Jointly Administered):	20-11177
	Reporting Period:	August 1, 2020 - August 31, 2020

Notes to the Monthly Operating Report

General:

The report includes activity from the following Debtors and related Case Numbers:

Debtors	Case Number	Debtors	Case Number
Akorn, Inc.	Case 20-11177	Covenant Pharma, Inc.	Case 20-11188
10 Edison Street LLC	Case 20-11178	Hi-Tech Pharmacal Co., Inc.	Case 20-11189
13 Edison Street LLC	Case 20-11180	Inspire Pharmaceuticals, Inc.	Case 20-11190
Advanced Vision Research, Inc.	Case 20-11182	Oak Pharmaceuticals, Inc.	Case 20-11192
Akorn (New Jersey), Inc.	Case 20-11183	Olta Pharmaceuticals Corp.	Case 20-11191
Akorn Animal Health, Inc.	Case 20-11185	VersaPharm Incorporated	Case 20-11194
Akorn Ophthalmics, Inc.	Case 20-11186	VPI Holdings Corp.	Case 20-11193
Akorn Sales, Inc.	Case 20-11174	VPI Holdings Sub, LLC	Case 20-11195
Clover Pharmaceuticals Corp.	Case 20-11187

Notes to the MOR:

This Monthly Operating Report ("MOR") has been prepared solely for the purpose of complying with the monthly reporting requirements applicable in the bankruptcy cases and is in a format acceptable to the U.S. Trustee. The financial information contained herein is unaudited, limited in scope and as discussed below, is not prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) nor in accordance with federal or state securities laws or other applicable non-bankruptcy law or in lieu of complying with any periodic reporting requirements thereunder.

The unaudited financial statements have been derived from the books and records of the Debtors. The information furnished in this report includes primarily normal recurring adjustments, but not all the adjustments that would typically be made for the quarterly and annual financial statements to be in accordance with U.S. GAAP. Furthermore, the monthly financial information contained herein has not been subjected to the same level of accounting review and testing that Akorn, Inc., and related Debtors apply in the preparation of its quarterly and annual financial information in accordance with U.S. GAAP. Accordingly, upon the application of such procedures, the Debtors believe that the financial information may be subject to change, and these changes could be material.

The financial statements presented in MOR-2 and MOR-3 do not include elimination entries for intercompany balances related to non-debtor affiliates. Investments in subsidiary balances are recorded at cost which may not be in accordance with U.S. GAAP. The amounts currently classified as liabilities subject to compromise may be subject to future change as the Company completes its analysis of prepetition liabilities.

The results of operations contained herein are not necessarily indicative of results which may be expected from any other period or for the full year and may not necessarily reflect the results of consolidated operations, financial position and cash flows of the Debtors in the future. The Debtors caution readers not to place undue reliance upon the MOR. There can be no assurance that such information is complete and the MOR may be subject to revision.

Notes to MOR-1a:

The Debtors maintain 6 total bank accounts (collectively, the “Bank Accounts”) at two financial institutions (the “Banks”). The Bank Accounts vary in purpose and function.

Notes to MOR-2:

The Income Statement reflects revenue and expenses for the Month of August, 2020 on a consolidated basis for the US Debtor entities.

Notes to MOR-3:

The Balance Sheet reflects assets, liabilities, and stockholders equity on a consolidated basis for the US Debtor entities.

As a result of the commencement of these Chapter 11 Cases, the payment of pre-petition indebtedness is subject to compromise or other treatment under a Chapter 11 plan. The Bankruptcy Court authorized the Debtors to pay certain prepetition claims, including but not limited to general trade and tax claims. To the extent such claims have been categorized as “Liabilities Not Subject to Compromise,” the Debtors reserve their right to dispute their obligation to make such payments. The Debtors have been paying and intend to continue to pay undisputed post-petition claims arising in the ordinary course of business.

The liability information, except as otherwise noted, is listed as of the close of business as of the end of the month. Accordingly, the Debtors reserve all rights to amend, supplement or otherwise modify this Monthly Operating Report as necessary and appropriate, but shall be under no obligation to do so. The Debtors have paid certain prepetition liabilities in accordance with orders approved by the Bankruptcy Court authorizing such payments. The Debtors believe that all undisputed post-petition accounts payable have been and are being paid according to agreed-upon terms specific to each vendor and/or service provider and as authorized by the Bankruptcy Court. Payments are limited to payments made to vendors and service providers who provide services that are necessary to the operation of the Debtors’ business. In addition, the liabilities reported in this Monthly Operating Report do not reflect any analysis conducted by the Debtors regarding potential claims under section 503(b)(9) of the Bankruptcy Code. Accordingly, the Debtors reserve any and all of their rights to dispute or challenge the validity of any claims asserted under section 503(b)(9) of the Bankruptcy Code or the characterization of the structure of any transaction, document or instrument related to any creditor’s claim.

Notes to MOR-4:

Akorn, Inc., and related Debtors received authority pursuant to certain first-day orders for the payment of prepetition taxes and certain other prepetition liabilities. The Debtors are current on all post petition payables other than disputes that arise in the ordinary course of business. While an accounts payable aging is presented for trade accounts payable, all other post-petition liabilities are current and presented as such on MOR 3.

Notes to MOR-5:

The Debtors reconcile and age individual customer accounts receivables in the normal course of the Debtors' operations.

MOR	Page 2 of 12

In re Akorn, Inc., et al.		MOR - 1
Debtors	Case No. (Jointly Administered):	20-11177
	Reporting Period:	August 1, 2020 - August 31, 2020

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Actual Cash Activity (8/1/2020-8/31/2020)
USD in 000s

Case No.	20-11177	20-11182	20-11183	20-11189	20-11178	20-11180	20-11185	20-11186	20-11174	20-11187	20-11188	20-11190	20-11192	20-11191	20-11194	20-11193	20-11195
Debtor Entity Names	Akorn, Inc.	Advanced Vision Research, Inc.	Akorn (New Jersey), Inc.	Hi-Tech Pharmacal Co., Inc.	10 Edison Street LLC	13 Edison Street LLC	Akorn Animal Health, Inc.	Akorn Ophthalmics, Inc.	Akorn Sales, Inc.	Clover Pharmaceuticals Corp.	Covenant Pharma, Inc.	Inspire Pharmaceuticals, Inc.	Oak Pharmaceuticals, Inc.	Olta Pharmaceuticals Corp.	VersaPharm Incorporated	VPI Holdings Corp.	VPI Holdings Sub, LLC	Total
RECEIPT

Net Customer Receipts	41,413	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	41,413
Other Receipts[1]	7,907	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	7,907

Total Receipts	49,320	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	49,320

OPERATING DISBURSEMENTS

Royalties	793	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	793
Payroll	6,023	-	1,721	2,276	-	-	-	-	807	-	-	-	-	-	-	-	-	10,828
Vendor Payments	13,092	230	1,536	1,658	-	-	-	-	-	-	-	-	-	-	-	-	-	16,515
Capex	275	-	31	44	-	-	-	-	-	-	-	-	-	-	-	-	-	350
Taxes	11	-	2	-	-	-	-	-	3	-	-	-	-	-	-	-	-	16
Intercompany Trade	444	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	444
FDA Remediation	70	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	70

Total Operating Disbursements	20,708	230	3,290	3,977	-	-	-	-	811	-	-	-	-	-	-	-	-	29,016

NON-RECURRING

Professional Fees (Financial & Legal)	828	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	828
Interest Payments and Fees	11,845	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	11,845
Intercompany Funding	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-

Total Non-recurring Disbursements	12,673	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	12,673

Total Disbursements	33,381	230	3,290	3,977	-	-	-	-	811	-	-	-	-	-	-	-	-	41,689

Cumulative Quarterly Disbursements

July Disbursements	55,648	67	5,096	10,314	-	-	-	-	1,060	-	-	-	-	-	-	-	-	72,185
August Disbursements	33,381	230	3,290	3,977	-	-	-	-	811	-	-	-	-	-	-	-	-	41,689

Total Cumulative Disbursements	89,030	297	8,386	14,292	-	-	-	-	1,871	-	-	-	-	-	-	-	-	113,874

US TRUSTEE FEE CALCULATIONS ($)
US Trustee Fees	250,000	2,967	83,859	142,915	-	-	-	-	18,707	-	-	-	-	-	-	-	-	498,448

Note:

[1] Pursuant to Order (I) Authorizing the Sale of Certain Equity Interests in Non-Debtor Akorn India Private Limited Pursuant to 11 U.S.C. § 363 of the Bankruptcy Code, (II) Authorizing the Retention and Employment of PricewaterhouseCoopers Corporate Finance LLC in Connection Therewith, Effective as of the Petition Date, and (III) Granting Related Relief [Docket No. 365], the sale of Akorn India Private Limited was closed on 8/14/2020. The funds were repatriated shortly thereafter.

MOR	Page 3 of 12

In re Akorn, Inc., et al.		MOR - 1a
Debtors	Case No. (Jointly Administered):	20-11177
	Reporting Period:	August 31, 2020

BANK ACCOUNT INFORMATION

Whole Values ($)

Legal Entity	Bank	Last 4 Digit of Account Number	Description	Bank Balance
Akorn, Inc.	Bank of America	8391	Collections and Concentration	34,928,340
Akorn, Inc.	Bank of America	6603	Operating Disbursements	2,443,592
Akorn, Inc.	Bank of America	0893	Payroll Disbursements	74,555
Akorn, Inc.	Bank of America	8409	Treasury Activity	12,743,690
Akorn, Inc.	Bank of America	8878	Utilities Adequate Assurance Account	362,526
Akorn, Inc.	Wilmington Savings Fund Society Bank	4323	Debtor in Possession / DACA	7,302,709

MOR	Page 4 of 12

In re Akorn, Inc., et al.		MOR - 1a
Debtors	Case No. (Jointly Administered):	20-11177
	Reporting Period:	August 1, 2020 - August 31, 2020

BANK RECONCILIATION

The above-captioned debtors (the "Debtors") hereby submit this attestation regarding bank account reconciliations in lieu of providing copies of bank statements, journals, and account reconciliations.

I attest that each of the Debtors' bank accounts is reconciled to bank statements. The Debtors' standard practice is to ensure that each bank account is reconciled to bank statements once per month within 31 days after the month end.

/s/ Duane Portwood	9/30/2020
Signature of Authorized Individual*	Date

Duane Portwood	Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

MOR	Page 5 of 12

In re Akorn, Inc., et al.		MOR - 1b
Debtors	Case No. (Jointly Administered):	20-11177
	Reporting Period:	August 1, 2020 - August 31, 2020

SCHEDULE OF RETAINED PROFESSIONAL FEES PAID

		Amount Paid		Cumulative Payments Since Filing
Payee	Role of Professional	Fees	Expenses	Fees	Expenses
KIRKLAND & ELLIS LLP[1]	DEBTORS' COUNSEL	$6,356	$-	$6,356	$-
RICHARDS LAYTON & FINGER	DEBTORS' COUNSEL	$-	$-	$-	$-
PJT PARTNERS	DEBTORS' INVESTMENT BANKER	$-	$-	$-	$-
PRICEWATERHOUSECOOPERS CORPORATE FINANCE LLC	DEBTORS' INVESTMENT BANKER	$-	$-	$-	$-
ALIXPARTNERS LLP[1]	DEBTORS' FINANCIAL ADVISOR	$32,813	$-	$32,813	$-
GRANT THORNTON LLP	DEBTORS' FINANCIAL ADVISOR	$-	$-	$-	$-
KURTZMAN CARSON CONSULTANTS INC[2]	DEBTORS' ADMINISTRATIVE ADVISOR	$-	$-	$53,226	$31,557
JENNER & BLOCK	COMMITTEE COUNSEL	$-	$-	$-	$-
SAUL EWING ARNSTEIN & LEHR	COMMITTEE COUNSEL	$-	$-	$-	$-
HURON CONSULTING GROUP	COMMITTEE FINANCIAL ADVISOR	$-	$-	$-	$-

Note:
[1] Fees paid in August to Kirkland & Ellis LLP & AlixPartners LLP are for services unrelated to their respective retentions under Section 327
[2] Payments to Kurtzman Carson Consultants LLC (“KCC”), as disclosed herein, include amounts paid to KCC pursuant to the Order Authorizing Retention and Appointment of Kurtzman Carson Consultants LLC as Claims and Noticing Agent [Docket No. 76]

MOR	Page 6 of 12

In re Akorn, Inc., et al.		MOR - 2
Debtors	Case No. (Jointly Administered):	20-11177
	Reporting Period:	August 1, 2020 - August 31, 2020

UNAUDITED

STATEMENT OF OPERATIONS (INCOME STATEMENT)

(Units in 000's)
Consolidated
Net Revenue	47,785

COGS	30,837

Gross Profit	16,948

SG&A	14,795
Research & Development	2,693
Amortization of Intangibles	2,051
Goodwill Impairment	-
Impairment of intangibles	-
Litigation (Gain) Loss	-

Operating Income	(2,591)

Interest expense, net	11,522
Deferred Financing Costs	-
Other	152,915
Bankruptcy	5,681
Income Tax	-

Net Income	(172,709)

Note:

The numbers presented above should be viewed in conjunction with the notes at the beginning of the MOR.

MOR	Page 7 of 12

In re Akorn, Inc., et al.		MOR - 3
Debtors	Case No. (Jointly Administered):	20-11177
	Balance as of:	August 31, 2020

UNAUDITED

BALANCE SHEET

(Units in 000's)
Consolidated
Assets:
Cash	53,934
Accounts Receivable	151,457
Accounts Receivable (intercompany)	1,528
Inventory	177,660
Other	76,267
Other (Intercompany Loan - AG)	1,830
Current Assets	462,676

PP&E, Net	214,846
Goodwill	-
Product License Rights	199,005
Other	30,170
Long-term Assets	72,278

Total Assets	978,975

Liabilities:

Liabilities Subject to Compromise	74,153
Accounts Payable	41,433
Accounts Payable (Intercompany)	3,060
Income Taxes Payable	(10)
Accrued Royalties	3,684
Accrued Compensation	17,523
Other Current Liabilities	89,001
Current Portion of LTD	856,369
Current Liabilities	1,011,060

Long-term Debt	-
Other	2,741
Long-term Liabilities	2,741

Total Liabilities	1,087,954

Shareholders' Equity:

Common Stock	610,156
Retained Earnings	(719,098)
Accumulated Other Comprehensive Loss	(37)
Total Shareholders' Equity	(108,979)

Liabilities & Shareholders' Equity:	978,975

Note:

The numbers presented above should be viewed in conjunction with the notes at the beginning of the MOR.

MOR	Page 8 of 12

In re Akorn, Inc., et al.		MOR - 4
Debtors	Case No. (Jointly Administered):	20-11177
	Reporting Period:	August 1, 2020 - August 31, 2020

STATUS OF POST-PETITION TAXES

The above-captioned debtors (the "Debtors") hereby submit this attestation regarding Status of Post-petition Taxes in lieu of providing copies of post-petition tax payments and tax returns filed during reporting period.

I attest that each of the Debtors' taxing authorities have been paid on time when post-petition amounts become due. Also, tax returns are being filed in an orderly and timely fashion in accordance with tax return reporting deadlines.

/s/ Duane Portwood	9/30/2020
Signature of Authorized Individual*	Date

Duane Portwood	Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

MOR	Page 9 of 12

In re Akorn, Inc., et al.		MOR - 4
Debtors	Case No. (Jointly Administered):	20-11177
	Balance as of:	August 31, 2020

ACCOUNTS PAYABLE AGING

As of August 31, 2020	Current	0-30 Days	31 - 60 Days	61 - 90 Days	>90 Days	Total
Accounts Payables	$25,116,609	$11,743,294	$2,085,822	$443,019	$2,044,256	$41,433,000
Percentage of Total	61%	28%	5%	1%	5%	100%

MOR	Page 10 of 12

In re Akorn, Inc., et al.		MOR - 5
Debtors	Case No. (Jointly Administered):	20-11177
	Balance as of:	August 31, 2020

ACCOUNTS RECEIVABLE AGING AND RECONCILIATION

As of August 31, 2020	Current	0-30 Days	31 - 60 Days	61 - 90 Days	> 90 Days	Total
Gross Accounts Receivables	$225,831,181	$5,067,502	$20,314,175	$114,742,688	$31,721,799	$397,677,344
Percentage of Total	57%	1%	5%	29%	8%	100%

Gross to Net Accounts Receivable as of August 31, 2020	Amount
Total Gross Accounts Receivable at the end of the reporting period	397,677,344
- Reserves for: Chargebacks, Rebates, Other	(246,220,463)
Total Net Accounts Receivable at the end of the reporting period	151,456,880

MOR	Page 11 of 12

In re Akorn, Inc., et al.		MOR - 6
Debtors	Case No. (Jointly Administered):	20-11177
	Reporting Period:	August 1, 2020 - August 31, 2020

DEBTORS QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	X1
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5.	Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X

Note:
[1] Pursuant to Order (I) Authorizing the Sale of Certain Equity Interests in Non-Debtor Akorn India Private Limited Pursuant to 11 U.S.C. § 363 of the Bankruptcy Code, (II) Authorizing the Retention and Employment of PricewaterhouseCoopers Corporate Finance LLC in Connection Therewith, Effective as of the Petition Date, and (III) Granting Related Relief [Docket No. 365], the sale of Akorn India Private Limited was closed on 8/14/2020.

MOR	Page 12 of 12